Exhibit 77(Q)

Exhibits

(e)(1)  Third Amendment dated October 1, 2007 to the Sub-Advisory Agreement dated March 1, 2002 between ING Investments, LLC and ING Investment Management Co. - Filed as an Exhibit to Post-Effective Amendment No. 62 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.